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                                                                  EXHIBIT 99.4


                                VOTING AGREEMENT

         This Voting Agreement ("Agreement") is made as of May 14, 2002 by and between ENSCO International Inc., a Delaware corporation ("Parent"), and SEACOR SMIT Inc., a Delaware corporation ("Stockholder").

                             PRELIMINARY STATEMENTS

         A. Parent, Chiles Offshore Inc., a Delaware corporation ("Company"), and Chore Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are entering into a Merger Agreement dated as of the date hereof (as may be amended from time to time, the "Merger Agreement").

         B. Stockholder is the legal and beneficial owner (as determined pursuant to Rule 13d-3 under the Exchange Act) of 4,831,401 shares of Common Stock, par value $0.01 per share, of Company (the "Company Common Stock").

         C. As a condition to the willingness of Parent to enter into the Merger Agreement, and as an inducement for Parent to do so, Stockholder has agreed to vote the Stockholder Shares as set forth in this Agreement and agreed to the other covenants, obligations and agreements herein.

         D. The Board of Directors of Stockholder has approved Stockholder entering into this Agreement, the form of this Agreement and the transactions contemplated hereby.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.1      DEFINITIONS FROM MERGER AGREEMENT

         Terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Merger Agreement.

1.2      STOCKHOLDER SHARES

         The term "Stockholder Shares" shall mean (i) the Company Common Stock owned by Stockholder on the date hereof as described in the Preliminary Statements, (ii) any shares or securities of Company acquired by Stockholder after the date hereof, (iii) any shares or capital stock of any Person or any securities or other property that Stockholder is or becomes entitled to receive by reason of being a holder of any the Stockholder Shares, and (iv) any capital stock, securities or other property into which any the Stockholder Shares shall have been or shall be converted or changed, whether by amendment to the certificate of incorporation of Company, merger, consolidation, reorganization, reclassification, capital change or otherwise.

                                   ARTICLE II

                          COVENANTS OF THE STOCKHOLDER

2.1      AGREEMENT TO VOTE

         At any meeting of the stockholders of Company held prior to the Expiration Date (as defined in Section 5.13), however called, and at every adjournment or postponement thereof prior to the Expiration Date, or in connection with any written consent of or any other action by the stockholders of Company given prior to the Expiration Date, Stockholder shall vote or cause to be voted the Stockholder Shares (y) in favor of approval of adoption of the Merger Agreement and each of the Contemplated Transactions, and any actions required in furtherance thereof and (z) against any action, agreement, transaction or Acquisition Proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company contained in the Merger Agreement (or of Stockholder contained in this Agreement) or that might hinder, delay, impede or frustrate the Merger or Contemplated Transactions. Stockholder shall not enter into any Contract or understanding with any Person prior to the Expiration Date directly or indirectly to vote, grant any proxy or give instructions with respect to the voting of the Stockholder Shares in any manner inconsistent with this Section.

2.2.     IRREVOCABLE PROXY

         (a) In furtherance of Stockholder's obligations under Section 2.1, Stockholder hereby irrevocably appoints and constitutes Carl F. Thorne and C. Christopher Gaut, and each of them (the "Proxyholders"), the agents, proxies and attorneys-in-fact of Stockholder, with full power of substitution and resubstitution, to the full extent of Stockholder's rights with respect to the Stockholder Shares, to vote, express, consent or dissent or otherwise to utilize such voting power as Parent shall, in Parent's sole discretion, deem proper in furtherance of Stockholder's obligations under Section 2.1, including without limitation, the right to sign Stockholder's name to any proxy card, consent, certificate or other document relating to Company in furtherance of the approval and adoption of the Merger, the Merger Agreement and the Contemplated Transactions, or with respect to any other Acquisition Proposal.

         (b) This proxy is granted as of the date of this Agreement in order to secure the obligations of Stockholder set forth in Section 2.1. Such proxy is irrevocable and coupled with an interest and shall survive the insolvency or liquidation of the Stockholder. This proxy will terminate on the Expiration Date.

         (c) Stockholder hereby revokes any and all prior proxies with respect to the Stockholder Shares. Prior to the Expiration Date, Stockholder shall not directly or indirectly, except as contemplated hereby, grant any proxies or powers of attorney with respect to the matters set forth in Section 2.1, deposit any of the Stockholder Shares or enter into a voting agreement with respect to any of the Stockholder Shares.


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         (d) The Proxyholders may not exercise this proxy on any matters other than as set forth in this Section 2.2 and Stockholder may vote the Stockholder Shares on all such other matters.

2.3      NO SOLICITATION

         (a) Stockholder shall not, and shall cause its Affiliates (other than the Company and any of the Acquired Companies) and its Representatives (other than Representatives of Stockholder who are are also Representatives of the Company and who act or purport to act on behalf of the Company) not to, (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (ii) furnish any information regarding any of the Acquired Companies to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal,
(iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction.

         (b) Stockholder shall immediately cease and cause to be terminated any existing (as of the date of this Agreement) solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by Stockholder or any of its Representatives with respect to any Acquisition Proposal.

         (c) Stockholder shall not enter into any Contract with any Person that provides for, or could reasonably be expected to materially facilitate or is designed to facilitate, an Acquisition Proposal.

         (d) Notwithstanding anything to the contrary contained in this
Agreement: (i) the provisions of this Section 2.3 apply solely to the Stockholder when acting in his or its capacity as a Stockholder of the Company and not when acting or purporting to act as a Representative of the Company (it being understood that the Company has separate and independent obligations to Parent and Merger Sub in respect of the solicitation of Acquisition Proposals under Section 4.3 of the Merger Agreement); (ii) none of the provisions of this
Section 2.3 shall be construed to prohibit, limit or restrict the Stockholder or any of its Representatives (A) who is a member of the Board of Directors of the Company from exercising its fiduciary duties to the Company by voting or taking any other action whatsoever in his capacity as a director or (B) who is an officer or employee of the Company from taking any action whatsoever in such capacity; and (iii) no action taken by the Company in compliance with the covenants of the Merger Agreement in respect of any Acquisition Proposal shall serve as the basis of a claim that the Stockholder is in breach of its obligations under this Section 2.3 notwithstanding the fact that the Stockholder or its Representatives have provided advice or assistance to the Company in connection therewith.


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2.4      TRANSFER OF STOCKHOLDER SHARES BY THE STOCKHOLDER

         Stockholder shall not (a) subject any of the Stockholder Shares to, or suffer to exist on any of the Stockholder Shares, any Encumbrance, other than pursuant to this Agreement, or (b) sell, transfer, assign, convey or otherwise dispose of any interest in or title to any of the Stockholder Shares (including any such action by operation of Law), other than a disposition by operation of Law pursuant to the Merger.

2.5      OTHER ACTIONS

         Stockholder agrees not to make a written demand for appraisal in respect of the Stockholder Shares in accordance with Section 262 of the Delaware General Corporation Law, if such Section 262 provides for appraisal rights for such Stockholder Shares in the Merger.

2.6      TERMINATION OF RELATED PARTY AGREEMENTS

         (a) Stockholder represents and warrants to Parent that it is currently a party to the following agreements with Company:

                  (i) Commission Agreement, dated April 1, 2000, among Bassoe Offshore (USA), Inc., Stockholder and Company.

                  (ii) Amended and Restated Management and Administrative Services Agreement, dated July 18, 2000, by and between Stockholder and Company (collectively, the "Related Party Agreements").

         Neither Stockholder nor any of its Affiliates is a party to any Contract or understanding with any Acquired Company other than the Related Party Agreements.

         (b) Stockholder and Company agree that the Related Party Agreements terminate in their entirety as of the Effective Time. Stockholder and its Affiliates hereby waive any provisions in the Related Party Agreements requiring prior notice of such termination and Company shall incur no liability or obligation to the Stockholder as a result of such termination and shall have no further liability or obligation to Stockholder under such agreements (monetary or otherwise) effective as of the Effective Time.

         (c) Notwithstanding anything to the contrary herein, Parent shall pay to Stockholder an amount equal to $1,000,000 within 60 days after delivery of the Vessel to Company by Builder, in accordance with, and in the manner contemplated by, Section 1 of the Commission Agreement referred to in Section 2.6(a)(i) above. For the purpose of this Section 2.6(c), "Vessel" and "Builder" have the meanings assigned to those terms in the Commission Agreement.


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                                   ARTICLE III

              REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS
                               OF THE STOCKHOLDER

         Stockholder represents, warrants and covenants to Parent that:

3.1      OWNERSHIP

         Stockholder is as of the date hereof the beneficial and legal owner of the Stockholder Shares identified in the Preliminary Statements, Stockholder has the sole right to vote the Stockholder Shares and there are no restrictions on rights of disposition or other Encumbrances pertaining to the Stockholder Shares. None of the Stockholder Shares is subject to any voting trust or other Contract with respect to the voting of the Stockholder Shares, and no proxy, power of attorney or other authorization has been granted with respect to any of the Stockholder Shares.

3.2      AUTHORITY AND NON-CONTRAVENTION

         (a) If the Stockholder is a corporation, Stockholder is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization.

         (b) Assuming due authorization, execution and delivery of this Agreement by Parent, this Agreement constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms. Stockholder has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. If Stockholder is a corporation, such actions have been duly authorized and approved by all necessary corporate action of Stockholder.

         (c) Stockholder is not nor will it be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution, delivery or performance of this Agreement or any of the transactions contemplated hereby.

         (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will directly or indirectly (with or without notice or lapse of time) (i) If Stockholder is a corporation, contravene any provision of the Governing Documents of Stockholder, (ii) Contravene any Contract to which Stockholder is a party, Governmental Authorization, Law or Order to which Stockholder, or any of the assets owned or used by Stockholder, may be subject, or (iii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by Stockholder.

3.3      TOTAL SHARES

         The Stockholder Shares are the only shares of Company owned beneficially by Stockholder or registered in the name of Stockholder as of the date hereof, and Stockholder does not have any option to purchase or right to subscribe for or otherwise acquire any securities of Company and has no other interest in or voting rights with respect to any other securities of Company.


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3.4      BROKERS OR FINDERS

         Except as provided in the Merger Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Stockholder.

                                   ARTICLE IV

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARENT

         Parent represents, warrants and covenants to Stockholder that:

4.1      AUTHORITY

         Assuming due authorization, execution and delivery of this Agreement by Stockholder, this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, or make reciprocal,. Parent has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, which actions have been duly authorized and approved by all necessary corporate action of Parent.

                                    ARTICLE V

                               GENERAL PROVISIONS

5.1      NOTICES

         All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment, or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested; in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the individual (by name or title) designated below (or to such other address, facsimile number, e-mail address or individual as a party may designate by notice to the other parties):

         If to Parent:

         ENSCO International Incorporated
         Attention:        C. Christopher Gaut
         Address:          2700 Fountain Place
                           1445 Ross Avenue
                           Dallas, TX  75202-279
         Facsimile No.:             (214) 855-0300
         E-mail Address:            cgaut@enscous.com


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         with a copy (which will not constitute notice) to:

         Baker & McKenzie
         Attention:        Daniel W. Rabun
         Address:          2001 Ross Avenue
                           Suite 2300
                           Dallas, TX 75201
         Facsimile No.:             (214) 978-3099
         E-mail Address:            daniel.w.rabun@bakernet.com

         If to Stockholder:

         SEACOR SMIT Inc.
         Attention:        Randall Blank
         Address:          1370 Avenue of the Americas, 25th Floor
                           New York, New York 10019
         Facsimile No.:    (212) 582-8522
         E-mail Address:   ran@ckor.com

         with a copy (which will not constitute notice) to:

         Weil, Gotshal & Manges, LLP
         Attention:        David E. Zeltner
         Address:          767 Fifth Avenue
         Facsimile No.:    (212) 310-8007
         E-mail Address:   david.zeltner@weil.com

5.2      FURTHER ACTIONS

         Upon the request of any party to this Agreement, the other parties will
(a) furnish to the requesting party any additional information, (b) execute and deliver, at their own expense, any other documents and (c) take any other actions as the requesting party may reasonably require to more effectively carry out the intent of this Agreement.

5.3      ENTIRE AGREEMENT AND MODIFICATION

         This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except in a written document executed by the party against whose interest the modification will operate. In the event of a conflict between the terms of this Agreement and the Merger Agreement, the terms of the Merger Agreement shall control.

5.4      TIME OF ESSENCE

         With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.


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5.5      DRAFTING AND REPRESENTATION

         The parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted for or against any party because that party or its legal representative drafted the provision.

5.6      SEVERABILITY

         If a court of competent jurisdiction holds any provision of this Agreement invalid or unenforceable, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

5.7      ASSIGNMENT; SUCCESSORS; NO THIRD-PARTY RIGHTS

         No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties, except that Parent may without the consent of Stockholder assign any of its rights and delegate any of its obligations under this Agreement to any Related Person of Parent. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of Stockholder's heirs, executors, administrators and permitted assigns and Parent's successors and permitted assigns. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except such rights as may inure to a successor or permitted assignee under this Section. Notwithstanding the above, any Related Person of Parent shall be deemed a third party beneficiary to this Agreement.

5.8      ENFORCEMENT OF AGREEMENT

         Stockholder acknowledges and agrees that Parent could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Stockholder could not be adequately compensated in all cases by monetary damages alone. Accordingly, Stockholder agrees that, in addition to any other right or remedy to which Parent may be entitled, at Law or in equity, it will be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

5.9      WAIVER

         The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a


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waiver or renunciation of the claim or right unless in a written document signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

5.10     GOVERNING LAW

         This Agreement will be governed by and construed under the Laws of Delaware without regard to conflicts of Law principles that would require the application of any other Law.

5.11     JURISDICTION; SERVICE OF PROCESS

         Any action, hearing, suit or proceeding arising out of or relating to this Agreement or any Contemplated Transaction must be brought in the courts of the State of Delaware, County of New Castle, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware. Each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum and acknowledges that such exclusive jurisdiction benefits both parities. The parties agree that any or all of them may file a copy of this Section with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in this Section may be served on any party anywhere in the world. Stockholder irrevocably appoints The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 ("Process Agent") to receive, for it and on its behalf, service of process in any Proceedings. If for any reason Process Agent is unable to act as such, Stockholder will promptly notify Parent and within 30 days from the date on which Stockholder first learns that Process Agent is unable to act as such, Stockholder will appoint a substitute process agent acceptable to Parent. Stockholder irrevocably consents to service of process given in the manner provided for notices in Section 5.1. Nothing in this Agreement will affect the right of Parent to serve process in any other manner permitted by law.

5.12     COUNTERPARTS

         This Agreement may be executed in one or more counterparts.

5.13     TERMINATION

         This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement for any reason whatsoever or
(c) written notice by Parent to Stockholder of termination of this Agreement (the "Expiration Date").


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         The parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.

                                          ENSCO INTERNATIONAL INCORPORATED

                                          By:  /s/ C. CHRISTOPHER GAUT
                                               --------------------------------
                                          Name:    C. Christopher Gaut
                                                 ------------------------------
                                          Title:   Sr. Vice President
                                                  -----------------------------


                                          SEACOR SMIT INC.

                                          By: /s/ CHARLES FABRIKANT
                                             -----------------------------------
                                          Name:   Charles Fabrikant
                                               ---------------------------------
                                          Title:  CEO
                                                --------------------------------


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